UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2008

ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
300 Tower Parkway Lincolnshire, IL 60069		60069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 541-9500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.02.—	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Gordon R. Lohman

Effective May 14, 2008, Gordon R. Lohman retired from the Board of Directors of the Company as he had reached the Board of Directors’ mandatory retirement age.  Mr. Lohman was the Chairman of the Corporate Governance and Nominating Committee of the Board of Directors and a member of the Board’s Compensation Committee.

Amendment to the Amended and Restated 2005 Incentive Plan

At the Annual Meeting of Stockholders of the Company on May 13, 2008 (the “Annual Meeting”), the stockholders of the Company approved an amendment (the “Plan Amendment”) to the Company’s Amended and Restated 2005 Incentive Plan (the “Plan”), which amendment was previously adopted and approved by the Board of Directors.  As a result of the Plan Amendment, the number of shares authorized for issuance under the Plan was increased by 2,125,000 shares to a maximum total of 6,703,000 shares.  In addition, the Plan Amendment established a minimum three-year vesting requirement for awards of restricted stock and restricted stock units that are subject only to a continued employment or service condition, except that approximately 5% of the shares available for awards under the Plan are not subject to this minimum vesting requirement.

The foregoing description of the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the Plan Amendment, which is being filed as Exhibit 10.1 to this report and is incorporated herein.

Item 5.03—	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the stockholders of the Company approved an amendment (the “Charter Amendment”) to the Company’s Restated Certificate of Incorporation, which amendment was previously approved by the Company’s Board of Directors.  The Charter Amendment eliminates the classification of the Board of Directors, such that the classification of the Board will be fully eliminated by the 2010 Annual Meeting of Stockholders.

In connection with the approval by the stockholders of the Charter Amendment, on May 13, 2008 a similar amendment to eliminate the Board classification provisions contained in Article III, Section 2 of the Company’s By-laws (the “By-laws Amendment”) became effective.  The By-laws Amendment had been previously approved by the Board of Directors.

The foregoing description of the Charter Amendment and the By-laws Amendment does not purport to be complete and is qualified in its entirety by reference to the Charter Amendment, which is being filed as part of Exhibit 3.1 to this report and incorporated by reference herein, and the By-laws Amendment, which has been incorporated into the amended By-laws filed as Exhibit 3.2 to this report and incorporated by reference herein.

Section 9—Financial Statements and Exhibits

Item 9.01—	Financial Statements and Exhibits.

(d)           Exhibits

3.1	Restated Certificate of Incorporation of the Company, as amended

3.2	By-laws of the Company, as amended

10.1	Amendment to the Amended and Restated 2005 Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION (Registrant)

Date: May 19, 2008	By:	/s/Steven Rubin
Name: Steven Rubin
Title: Senior Vice President, Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit

3.1	Restated Certificate of Incorporation of the Company, as amended

3.2	By-laws of the Company, as amended

10.1	Amendment to the Amended and Restated 2005 Incentive Plan